UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 16, 2008
Willis Group Holdings Limited
(Exact name of registrant as specified in its charter)

Bermuda (Country of incorporation)	93-0352587 (I.R.S. Employer Identification No.)
c/o Willis Group Limited
51 Lime Street
London EC3M 7DQ, England
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (011) 44-20-3124-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
On September 16, 2008, Willis Group Holdings Limited (“Willis”) sent a notice to its directors and executive officers informing them of a blackout period that is being imposed in connection with the anticipated acquisition by Willis of Hilb Rogal & Hobbs Company (“HRH”) by means of a merger (the “Merger”).
Willis’ directors and executive officers were informed that a blackout period with respect to the Hilb Rogal & Hobbs Retirement Savings Plan (the “Plan”) is expected to begin at 4:00 p.m., eastern time, on September 23, 2008, and expected to end on October 13, 2008. The blackout period for Plan transactions is being implemented in connection with the Merger. In order to allow the Plan trustee to process and implement participants’ instructions with respect to the election of Merger consideration (i.e., Willis common shares, cash or a combination thereof), access to HRH common stock (pre-closing) and to Willis common shares (post-closing) held in accounts under the Plan must be suspended for the blackout period, during which time participants in the Plan will be unable to engage in any transaction involving HRH common stock (pre-closing) and Willis common shares (post-closing) held in their Plan accounts, including investment direction and diversification, distribution and loan transactions.
Since the Plan would become a plan of a subsidiary of Willis after the closing of the Merger and since the blackout period is expected to last for more than three business days after the closing of the Merger, there will be a corresponding blackout period applicable to the Willis directors and executive officers (the “trading blackout period”) following the closing of the Merger. During this corresponding trading blackout period, Willis directors and executive officers will be generally prohibited from engaging in transactions involving Willis common shares and related equity securities acquired in connection with their service to Willis. The corresponding trading blackout period will be in effect for the portion of the blackout period for the Plan that occurs after the closing of the Merger, which is currently anticipated to be on about October 1, 2008, subject to the satisfaction of customary closing conditions, including receipt of HRH shareholder approval at its special meeting of stockholders.
A copy of the trading blackout notice to Willis’ directors and executive officers, which includes the information specified in Rule 104(b) of Regulation BTR, is attached hereto as Exhibit 99.1 and is incorporated herein by reference. During the trading blackout period and for a period of two years after the ending date of the trading blackout period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the trading blackout period by contacting Shaun Bryant at +44 (0)20 3124 7146, to whom all inquiries regarding the trading blackout period should be directed.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Important Notice Concerning Limitations on Your Trading in Willis Group Holdings Limited Securities During Special Blackout Period, dated September 16, 2008

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED
By:	/s/ Adam G. Ciongoli
	Name:	Adam G. Ciongoli
	Title:	General Counsel

Date: September 16, 2008

EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Important Notice Concerning Limitations on Your Trading in Willis Group Holdings Limited Securities During Special Blackout Period, dated September 16, 2008

4